SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C. 20549

                              FORM 8-K

                           CURRENT REPORT

               Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):    February 1, 2001
                                                   --------------------


                           McDATA Corporation
       -------------------------------------------------------
       (Exact name of registrant as specified in its charter)


        Delaware                      000-31257                  84-1421844
----------------------------     ------------------------  -------------------
(State or other jurisdiction     (Commission File Number)     (IRS Employer
of incorporation)                                          Identification No.)


   310 Interlocken Parkway, Broomfield, Colorado          80021
 ------------------------------------------------     -------------
       (Address of principal executive offices)        (Zip Code)


Registrant's telephone number, including area code:    (303) 460-9200
                                                     ------------------


                                 N/A
   (Former name or former address, if changed since last report.)




Item 5.      Other Events


         On February 1, 2001, EMC Corporation and McDATA Corporation issued a press release announcing the establishment of a "when-issued" trading market for McDATA Class A common stock. The press release is attached as
Exhibit 99 to this Current Report on Form 8K.


Item 7.  Financial Statements Pro Forma Financial Information and Exhibits

(C)      Exhibits

99       McDATA Corporation Press Release issued February 1, 2001.




                             SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              MCDATA CORPORATION


                              By:/s/ Thomas O. McGimpsey
                              ----------------------------------
                              Thomas O. McGimpsey
                              Secretary



Date:  February 2, 2001








                            EXHIBIT INDEX



Exhibit
Number   Description

99       McDATA Corporation Press Release issued February 1, 2001.